LIQUIDITY AND RECENT EQUITY EVENTS	9 Months Ended
Dec. 31, 2021
Liquidity And Recent Equity Events
LIQUIDITY AND RECENT EQUITY EVENTS

NOTE 2 – LIQUIDITY AND RECENT EQUITY EVENTS

The Company for the nine months ended December 31, 2021 reported net income of approximately $2,000,000 and used cash in operating activities of approximately $3,113,000. In May, 2020 the Company received loan proceeds from Crestmark Bank in the amount of approximately $444,000 under the Paycheck Protection Program (“PPP”) established by the government to assist companies with financial relief due to COVID-19. The Company used the loan proceeds for loan forgiveness eligible purposes, including payroll, benefits, rent and utilities, and maintained its existing payroll levels during the forgiveness eligible period. In June 2021 the Company received notification from the SBA that the loan had been forgiven in its entirety. For the nine months ended December 31, 2021, a gain of approximately $448,000 (including principal and interest) from the forgiveness of the loan was included in other income and expenses in the accompanying condensed consolidated statements of income.

In August 2021, the Company entered into a stock redemption agreement (the “Redemption Agreement”) with its majority shareholders, Koncepts International Limited (“Koncepts”) and Treasure Green Holdings, Ltd. (“Treasure Green”), pursuant to which the Company redeemed 19,623,155 shares of common stock of the Company (the “Redeemed Shares”). The closing of the transactions set forth in the Redemption Agreement took place on August 10, 2021, at which time the Redeemed Shares were assigned and transferred back to the Company and retired.

In August 2021, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with large institutional investors and a strategic investor for private placement of (i) 16,500,001 shares of its common stock (the “Shares”) together with common warrants to purchase up to 16,500,000 shares of common stock with an exercise price of $0.35 per share, and (ii) 16,833,333 pre-funded warrants (“Pre-Funded Warrants”) with each Pre-Funded Warrant exercisable for one share of common stock at an exercise price of $0.01 per share, together with Common Warrants to purchase up to 16,833,333 shares of common stock at an exercise price of $0.35 per share (the “Private Placement”). Shares issuable upon the exercise of the Pre-Funded Warrants and Common Warrants are hereinafter referred to as the “Warrant Shares”. The closing of the Private Placement took place on August 10, 2021, when the Shares, Common Warrants, and Pre-Funded Warrants were delivered to the purchasers and funds, in the amount of approximately $9,832,000, were received by the Company. Approximately $7,162,000 of the funds received were used to execute the Redemption Agreement and the Company paid approximately $7,162,000 to Koncepts and Treasure Green. The Redeemed Shares were retired and are available for reissuance in the future.

We believe that current working capital, cash expected to be generated from our operating forecast, along with the availability of cash from our credit facilities (See Note 6 – BANK FINANCING) assuming that they are revised and or extended, will be adequate to meet the Company’s liquidity requirements for at least twelve months from the filing of this report. As both the Crestmark Bank (“Crestmark Facility”) and the Iron Horse Credit (“IHC”) Facility (“IHC Facility”) are set to expire on June 15, 2022, the Company expects to negotiate a revision or extension of these debt facilities upon their maturity, however, there can be no assurance that such revision or extension will occur or at what terms.